                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement                        [   ]    Confidential, for Use of the Commission
                                                                     Only (as permitted by Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Brooke Group Ltd.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[   ]    Fee paid previously with preliminary materials:

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)       Amount Previously Paid:

         (2)       Form, Schedule or Registration Statement No.:

         (3)       Filing Party:

         (4)       Date Filed:

                                BROOKE GROUP LTD.
                             100 S.E. Second Street
                              Miami, Florida 33131


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held October 15, 1998


To the Stockholders of Brooke Group Ltd.:

         The Annual Meeting of Stockholders of Brooke Group Ltd., a Delaware corporation (the "Company"), will be held at __________________________, Miami, Florida 33131 on Thursday, October 15, 1998 at 11:00 a.m. local time, and at any postponement or adjournment thereof, for the following purposes:

         1. To elect four directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

         2. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 40,000,000 to 100,000,000.

         3. To approve a proposed Brooke Group Ltd. 1998 Long-Term Incentive
Plan.

         4. To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

         Every holder of record of common stock, par value $.10 per share (the "Common Stock"), of the Company at the close of business on September 14, 1998 is entitled to notice of the meeting and any adjournments or postponements thereof and to vote, in person or by proxy, one vote for each share of Common Stock held by such holder. A list of stockholders entitled to vote at the meeting will be available to any stockholder for any purpose germane to the meeting during ordinary business hours from October 5, 1998 to October 15, 1998, at the headquarters of the Company located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131. A proxy statement, form of proxy and the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 1997 are enclosed herewith.



                                          By Order of the Board of Directors,




                                          Bennett S. LeBow
                                          Chairman of the Board of Directors

Miami, Florida
September 15, 1998


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                BROOKE GROUP LTD.
                             100 S.E. Second Street
                              Miami, Florida 33131

                                     ------

                                 PROXY STATEMENT

                                     ------

                                  INTRODUCTION

       The enclosed proxy is solicited on behalf of the Board of Directors
(the "Board") of Brooke Group Ltd., a Delaware corporation (the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at __________________________, Miami, Florida 33131 on
Thursday, October 15, 1998, at 11:00 a.m. local time, and at any postponement or adjournment thereof. The Company's principal executive offices are located at 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, and its telephone number is (305) 579-8000.


                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Every holder of record of common stock, par value $.10 per share (the "Common Stock"), of the Company at the close of business on September 14, 1998 (the "Record Date") is entitled to notice of the meeting and any adjournments or postponements thereof and to vote, in person or by proxy, one vote for each share of Common Stock held by such holder. At the Record Date, the Company had outstanding 20,473,730 shares of Common Stock. The approximate date on which this proxy statement, accompanying notice and proxy and the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Annual Report") are first being mailed to stockholders is on or about September 16, 1998.

         Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered at or prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a date or time later than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

         All proxies received and not revoked will be voted as directed. If no directions are specified, such proxies will be voted FOR the election of the Board's nominees, FOR the amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance and FOR the approval of the Brooke Group Ltd. 1998 Long-Term Incentive Plan. The nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the amendment to the Company's Certificate of Incorporation. The affirmative vote of the majority of votes cast at the meeting will be necessary for approval of any other matters to be considered at the Annual Meeting. In all cases, shares with respect to which authority is withheld, abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Record Date, the beneficial ownership of the Company's Common Stock (the only class of voting securities) by
(i) each person known to the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Company's directors and nominees, (iii) each of the Company's named executive officers (as such term is defined in the Summary Compensation Table below) and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned, and the business address of each person is 100 S.E. Second Street, Miami, Florida 33131.

                 Name and Address of                             Number of             Percent of
                  Beneficial Owner                                Shares                 Class
                 -------------------                             ---------             ----------
Bennett S. LeBow (1)(5)(6)                                       9,180,008               44.8%

Richard S. Ressler (2)
    Orchard Capital Corporation                                  1,824,999                8.9%
    10960 Wilshire Boulevard
    Los Angeles, CA  90024

AIF II, L.P. and Lion Advisors, L.P.(3)
    Two Manhattanville Road                                      2,000,000                8.9%
    Purchase, NY  10577

High River Limited Partnership (4)
Riverdale LLC                                                    1,500,000                7.3%
Carl C. Icahn
    100 South Bedford Road
    Mt. Kisco, NY 10549

Robert J. Eide (5)                                                  20,000                (*)
    Aegis Capital Corp.
    70 East Sunrise Highway
    Valley Stream, NY  11581

Jeffrey S. Podell (5)
    Newsote, Inc.                                                   20,000                (*)
    26 Jefferson Street
    Passaic, NJ  07055

Jean E. Sharpe (5)
    462 Haines Road                                                 10,000                (*)
    Mt. Kisco, NY  10549

Richard J. Lampen (6)(7)                                                33                (*)

Joselynn D. Van Siclen (6)                                             ---                ---

Ronald S. Fulford (8)
    Liggett Group Inc.                                                 ---                ---
    700 West Main Street
    Durham, NC  27702


All directors and executive officers as a group                  9,230,041               45.1%
(7 persons)

---------------------------

(*) The percentage of shares beneficially owned does not exceed 1% of the Common Stock.

(1) Includes 8,633,008 shares of Common Stock held by LeBow Limited Partnership, a Delaware limited partnership ("LLP"), and 547,000 shares of Common Stock held by The Bennett and Geraldine LeBow Foundation, Inc., a Florida not-for-profit corporation (the "Foundation"). Mr. LeBow indirectly exercises sole voting power and sole dispositive power over the shares of Common Stock held by LLP, 8,191,800 shares of which are pledged to U.S. Clearing Corp. to secure a margin loan to Mr. LeBow. Mr. LeBow is a director, officer and sole shareholder of LeBow Holdings, Inc., a Nevada corporation ("LHI"), the general partner of LLP. Mr. LeBow and family members serve as directors and executive officers of the Foundation, and Mr. LeBow possesses shared voting power and shared dispositive power with the other directors of the Foundation with respect to the Foundation's shares of Common Stock. The Foundation's principal business and office address is 1221 Brickell Avenue, 21st Floor, Miami, Florida 33131.

(2) Based upon Amendment No. 6 to Schedule 13D dated April 15, 1998, filed by the named individual.

(3) Based upon Schedule 13D dated March 26, 1998, filed by the named entities. These shares are issuable upon exercise of currently exercisable warrants to purchase Common Stock expiring March 3, 2003. See "Certain Relationships and Related Transactions".

(4) Based upon Schedule 13D dated January 28, 1998, filed by the named entities. Riverdale LLC is the general partner of High River Limited Partnership and is wholly owned by Mr. Icahn. See "Certain Relationships and Related Transactions".

(5)      The named individual is a director of the Company.

(6)      The named individual is an executive officer of the Company.

(7)      Includes currently exercisable options to purchase Common Stock.

(8) The named individual is an executive officer of the Company's subsidiary, Liggett Group Inc. ("Liggett").

         In addition, by virtue of his controlling interest in the Company, Mr. LeBow may be deemed to own beneficially the securities of the Company's subsidiaries, including BGLS Inc. ("BGLS") and Liggett, and securities of New Valley Corporation ("New Valley"), in which the Company holds an indirect voting interest of approximately 42%. The disclosure of this information shall not be construed as an admission that Mr. LeBow is the beneficial owner of any securities of the Company's subsidiaries or New Valley under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or for any other purpose, and such beneficial ownership is expressly disclaimed. None of the Company's other directors or executive officers beneficially owns any equity securities of any of the Company's subsidiaries or New Valley.

                      NOMINATION AND ELECTION OF DIRECTORS

         The By-Laws of the Company provide, among other things, that the Board, from time to time, shall determine the number of directors of the Company. The size of the Board is presently set at four. The present term of office of all directors will expire at the Annual Meeting. Four directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

         It is intended that proxies received will be voted FOR election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

         The Board recommends that stockholders vote FOR election of the nominees named below.

Information with Respect to Nominees

         The following table sets forth certain information, as of the Record Date, with respect to each of the nominees. Each nominee is a citizen of the United States.

Name and Address                        Age       Principal Occupation
----------------                        ---       --------------------
Bennett S. LeBow                        60        Chairman of the Board, President and
 Brooke Group Ltd.                                Chief Executive Officer
 100 S.E. Second Street
 Miami, FL 33131

Robert J. Eide                          45        Secretary and Treasurer, Aegis
 Aegis Capital Corp.                              Capital Corp.
 70 E. Sunrise Highway
 Valley Stream, NY 11581

Jeffrey S. Podell                       57        Chairman of the Board and President,
 Newsote, Inc.                                    Newsote, Inc.
 26 Jefferson Street
 Passaic, NJ 07055

Jean E. Sharpe                          51        Private Investor
 462 Haines Road
 Mt. Kisco, NY 10549

         Each director is elected annually and serves until the next annual meeting of stockholders and until his successor is duly elected and qualified.

Business Experience of Nominees

         Bennett S. LeBow has been Chairman of the Board, President and Chief Executive Officer of the Company since June 1990 and has been a director of the Company since October 1986. Since November 1990, he has been Chairman of the Board, President and Chief Executive Officer of BGLS, a wholly-owned subsidiary of the Company, which directly or indirectly holds the Company's equity interests in several private and public companies.

         Mr. LeBow has been a director of Liggett, an indirect wholly-owned subsidiary of the Company engaged in the manufacture and sale of cigarettes, primarily in the United States, since June 1990 and Chairman of the Board of Liggett from July 1990 to May 1993. He served as one of three interim Co-Chief Executive Officers of Liggett from March 1993 to May 1993.

         He has been Chairman of the Board of New Valley, a company engaged in the investment banking and brokerage business, in real estate development in Russia and Ukraine, in the ownership and management of commercial real estate in the United States and in the acquisition of operating companies, in which the

Company holds an indirect voting interest of approximately 42%, since January 1988, and Chief Executive Officer since November 1994. In November 1991, an involuntary petition seeking an order for relief under Chapter 11 of Title 11 of the United States Code was commenced against New Valley. New Valley emerged from bankruptcy reorganization proceedings in January 1995. He has been Chairman of the Board, President and Chief Executive Officer of New Valley Holdings, Inc., an indirect wholly-owned subsidiary of the Company ("NV Holdings"), which holds certain of the Company's equity interest in New Valley, since September 1994.

         He was a director of MAI Systems Corporation ("MAI"), the Company's former indirect majority-owned subsidiary, from September 1984 to October 1995, Chairman of the Board from November 1990 to May 1995 and the Chief Executive Officer from November 1990 to April 1993. In April 1993, MAI filed for protection under Chapter 11 of Title 11 of the United States Code. In November 1993, MAI emerged from bankruptcy reorganization proceedings. MAI is engaged in the development, sale and service of a variety of computer and software products.

         Robert J. Eide has been a director of the Company since November 1993. Mr. Eide has been a director of BGLS since November 1993, a director of NV Holdings since September 1994, and Secretary and Treasurer of Aegis Capital Corp., a registered broker-dealer, since before 1988. Mr. Eide also serves as a director of Nathan's Famous, Inc., a restaurant chain.

         Jeffrey S. Podell has been a director of the Company since November 1993. Mr. Podell has been a director of BGLS since November 1993, a director of NV Holdings since September 1994 and the Chairman of the Board and President of Newsote, Inc., a privately-held holding company, since 1989.

         Jean E. Sharpe has been a director of the Company and BGLS since May 1998. Ms. Sharpe is a private investor and has engaged in various philanthropic activities since her retirement in September 1993 as Executive Vice President and Secretary of the Company and as an officer of various of its subsidiaries. Ms. Sharpe previously served as a director of the Company from July 1990 until September 1993.

Board of Directors and Committees

         During 1997, the Board held five meetings. During 1997, the Compensation Committee (currently composed of Messrs. Eide and Podell) and the Executive Committee (currently composed of Messrs. Eide and LeBow) did not meet, while the Audit Committee (currently composed of Messrs. Eide and Podell and Ms. Sharpe) met once. Each director attended at least 80% of the aggregate number of meetings of the Board and of each committee of which he was a member held during such period. The Company does not have a nominating committee.

         The Executive Committee exercises, in the intervals between meetings of the Board, all the powers of the Board in the management and affairs of the Company.

         The Audit Committee reviews, with the Company's independent auditors, matters relating to the scope and plan of the audit, the adequacy of internal controls and the preparation of financial statements, and reports and makes recommendations to the Board with respect thereto.

         The Compensation Committee reviews, approves and administers management compensation and executive compensation plans. The Compensation Committee also administers the Company's 1998 Long-Term Incentive Plan.

Executive Compensation

         The following table sets forth information concerning compensation awarded to, earned by or paid during the past three years to those persons who were, at December 31, 1997, the Company's Chief Executive Officer, the other two executive officers of the Company and an executive officer of a subsidiary of the Company whose cash compensation exceeded $100,000 (collectively, the "named executive officers"):

                         Summary Compensation Table (1)

                                                                                                   Long-Term
                                                             Annual Compensation                Compensation
                                                --------------------------------------------    ------------
                                                                                                  Securities
            Name and                                                            Other Annual      Underlying
       Principal Position         Year          Salary            Bonus         Compensation       Options
       ------------------         ----          ------            -----         ------------    ------------
                                                  ($)              ($)              ($)               (#)
Bennett S. LeBow                  1997          3,113,281 (2)     667,969 (3)        --               --
  Chairman of the Board,          1996          3,484,375 (2)     890,626 (3)        --               --
  President and Chief             1995          3,082,823 (2)     712,500 (3)        --               --
  Executive Officer

Richard J. Lampen(4)              1997            650,000              --            --             260,000(5)
  Executive Vice President        1996            600,000         100,000            --               --

Joselynn D. Van Siclen(6)         1997            140,000              --            --               --
  Vice President, Chief           1996            131,667          10,000            --               --
  Financial Officer and
  Treasurer

Ronald S. Fulford(7)              1997            425,000          --                247,961(8)(9)    --
  Chairman of the Board,          1996            157,530          --                552,832(9)       --
  President and Chief
  Executive Officer of Liggett

----------------------

(1) Unless otherwise stated, the aggregate value of perquisites and other personal benefits received by the named executive officers are not reflected because the amounts were below the reporting requirements established by the rules of the Securities and Exchange Commission (the "SEC").

(2) Includes salary paid by New Valley of $2,000,000, $2,000,000 and $1,894,823 during 1997, 1996 and 1995, respectively.

(3) Includes payments equal to 10% of base salary ($111,328, $148,438 and $118,750 during 1997, 1996 and 1995, respectively) in lieu of certain other executive benefits. See "Employment Agreements".

(4) Effective July 1, 1996, Mr. Lampen was appointed Executive Vice President of the Company. In 1997 and 1996, all of Mr. Lampen's salary and bonus were paid by New Valley and 25% (or $162,500 and $175,000 in 1997 and 1996, respectively) was subsequently reimbursed to New Valley by the Company. The table reflects 100% of Mr. Lampen's salary and bonus.

(5) Represents options to purchase Common Stock. See "Stock Option Grants in 1997".

(6) Effective May 6, 1996, Ms. Van Siclen was appointed Vice President, Chief Financial Officer and Treasurer of the Company.

(7) Effective September 5, 1996, Mr. Fulford was appointed Chairman of the Board, President and Chief Executive Officer of Liggett.

(8) Represents an automobile allowance, living allowance and group term life insurance provided to Mr. Fulford.

(9)      Includes payments ($163,155 and $552,832 in 1997 and 1996, respectively) made pursuant to a consulting agreement between Mr. Fulford and the Company, which payments were reimbursed to the Company by New Valley. See "Employment Agreements".

         The following table sets forth all grants of stock options to the named executive officers during 1997.


                           Stock Option Grants in 1997



                               Number of
                              Securities     Percent of Total
                              Underlying      Options Granted     Exercise                         Grant
                                Options       to Employees in      Price        Expiration      Date Present
           Name               Granted (#)          1997          ($/Share)         Date         Value ($)(2)
           ----               -----------    -----------------   ---------      ----------      ------------
    Richard J. Lampen         260,000 (1)          61.6%           $ 5.00        12/31/06       $ 1,118,000

--------------------

(1) Represents options to purchase shares of Common Stock, which were granted at fair market value on January 1, 1997. Subject to earlier vesting upon a change of control (as defined), the options vest and become exercisable in six equal annual installments commencing on January 1, 1998.

(2) The estimated present value at grant date of options granted during 1997 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: volatility of 81.46%, a risk-free rate of 6.44%, an expected life of 10 years, and no expected dividends or forfeiture. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation".

          The following table sets forth certain information concerning unexercised options held by the named executive officers as of December 31, 1997. There were no stock options exercised by any of the named executive officers during 1997.


                    Aggregated Fiscal Year-End Option Values


                                     Number of Securities                          Value of Unexercised
                                    Underlying Unexercised                             In-The-Money
                                 Options at December 31, 1997                  Options at December 31, 1997
                              -----------------------------------           ------------------------------------
         Name                 Exercisable           Unexercisable           Exercisable            Unexercisable
         ----                 -----------           -------------           -----------            -------------
Richard J. Lampen                - 0 -                 260,000                   --                 $942,500 *

--------------------

* Calculated using the closing price of $8 5/8 per share on December 31, 1997 less the option exercise price.


Compensation of Directors

          Outside directors of the Company each receive $7,000 per annum as compensation for serving as a director, $1,000 per annum for each Board committee membership, $1,000 per meeting for each Board meeting attended, and $500 per meeting for each committee meeting attended. In addition, each outside director of BGLS receives $28,000 per annum as compensation for serving as a director, $500 per annum for each Board committee membership, $500 per meeting for each Board meeting attended, and $500 for each committee meeting attended. Each outside director is reimbursed for reasonable out-of-pocket expenses incurred in serving on the Board of the Company and/or BGLS.

          In the second quarter of 1998, each outside director of the Company received an award of 10,000 shares of Common Stock for services as a director. Subject to earlier vesting upon a change of control (as defined), the shares vest one-quarter on the date of grant and the remaining shares vest in three equal annual installments commencing on the first anniversary of the date of grant.


Employment Agreements

          Brooke. Bennett S. LeBow is a party to an employment agreement with the Company dated February 21, 1992, as amended effective as of July 20, 1998. The agreement has a one-year term with automatic renewals for additional one-year terms unless notice of non-renewal is given by either party six months prior to the termination date. As of January 1, 1998, Mr. LeBow's annual base salary was $1,391,601. He is also entitled to an annual bonus for 1998 of $695,800 and an annual payment equal to 10% of his base salary in lieu of certain other executive benefits such as club memberships, company-paid automobiles and other similar perquisites. Following termination of his employment without cause (as defined), he would continue to receive his then current base salary and bonus for 24 months. Following termination of his employment within two years of a change of control (as defined) or in connection with similar events, he is entitled to receive a lump sum payment equal to 2.99 times his then current base salary and bonus. Under the terms of the Indenture governing BGLS' 15.75% Senior Secured Notes due 2001 (the "BGLS Notes"), Mr. LeBow's salary and bonus may not be increased from one year to the next by more than 10% per annum, except that his salary and bonus may be increased in the same percentage amount as any increase in the price of the Company's Common Stock during a calendar year, subject to a maximum increase of 25% per annum. His salary and bonus are subject to decrease if the price of the Common Stock decreases by more than 10% during a calendar year, up to a maximum decrease of 25% per annum, but in no event lower than compensation earned in 1994 ($1,425,000).

          Ronald S. Fulford, Chairman of the Board, President and Chief Executive Officer of Liggett, is a party to an employment agreement with Liggett, dated September 5, 1996. As of January 1, 1998, Mr. Fulford's annual salary was $425,000. Bonus payments are at the sole discretion of the Board of Liggett. Effective as of March 1, 1996, the Company entered into a consulting agreement with Mr. Fulford. Pursuant to this agreement, Mr. Fulford agreed to provide various services in connection with the Company's investment in RJR Nabisco Holdings Corp. ("RJR Nabisco") (including, without limitation, consulting services, attendance at and participation in meetings related to the Company's solicitation of proxies at RJR Nabisco's 1996 annual meeting and presentations to financial analysts and institutional investors). During the term of the agreement, which ended on March 31, 1997, Mr. Fulford received compensation equal to UK(pound)33,417 (or approximately $54,000) per month and reimbursement for all reasonable business and travel expenses incurred in performing services under the agreement. The Company also agreed to reimburse Mr. Fulford for any reduction in pension benefits (currently estimated at approximately UK(pound)14,400 (or approximately $23,000 per annum) which resulted from his terminating his employment with Imperial Tobacco to enter into the agreement.

          There are no employment agreements between BGLS and the named executive officers.

          New Valley. Mr. LeBow is a party to an employment agreement with New Valley dated as of June 1, 1995, as amended effective as of January 1, 1996. The agreement has an initial term of three years effective as of January 18, 1995 (the "Effective Date"), with an automatic one year extension on each anniversary of the Effective Date unless notice of non-extension is given by either party within the sixty-day period prior to such anniversary date. As of January 1, 1998, Mr. LeBow's annual base salary was

$2,000,000. Following termination of his employment without cause (as defined therein), he would continue to receive his base salary for a period of 36 months commencing with the next anniversary of the Effective Date following the termination notice. Following termination of his employment within two years of a change of control (as defined therein), he is entitled to receive a lump sum payment equal to 2.99 times his then current base salary. The BGLS Notes Indenture and New Valley's First Amended Joint Chapter 11 Plan of Reorganization dated November 1, 1994, as amended, provide that the annual compensation paid to Mr. LeBow for services rendered in his capacity as an officer or director of New Valley shall not exceed $2,000,000.

          Richard J. Lampen is a party to an employment agreement with New Valley dated September 22, 1995. The agreement has an initial term of two and a quarter years from October 1, 1995 with automatic renewals after the initial term for additional one-year terms unless notice of non-renewal is given by either party within the ninety-day period prior to the termination date. As of January 1, 1998, his annual base salary was $750,000. In addition, the Board of Directors of New Valley may award an annual bonus to Mr. Lampen at its sole discretion. The Board shall review such base salary annually and may increase (but not decrease) it from time to time, in its sole discretion. Following termination of his employment without cause (as defined therein), he shall receive severance pay in a lump sum equal to the amount of his base salary he would have received if he was employed for one year after termination of his employment term.


Compensation Committee Interlocks and Insider Participation

         During 1997, Messrs. Eide, LeBow and Podell were members of the Company's compensation committee. Messrs. Eide and Podell serve as directors of BGLS and NV Holdings. Mr. Eide is a stockholder, and serves as the Secretary and Treasurer of Aegis Capital Corp. ("ACC"), a registered broker-dealer, that has performed services for the Company and/or its affiliates since before January 1, 1997. During 1997, ACC received commissions and other income in the aggregate amount of approximately $522,000 from the Company and/or its affiliates. ACC, in the ordinary course of its business in 1997, engaged in brokerage activities with Ladenburg Thalmann & Co. Inc. ("Ladenburg"), a subsidiary of New Valley, on customary terms.

         Effective July 1, 1990, a former executive of the Company transferred his equity in the Company to Mr. LeBow and resigned from substantially all of his positions with the Company and its affiliates. In consideration for this transfer, LLP, a partnership controlled by Mr. LeBow, agreed, among other things, to make certain payments to the Company on account of the former executive's outstanding indebtedness of $5,477,000. On March 7, 1997, LLP satisfied its obligation with respect to the loan by transferring to the Company 400,000 shares of the Company's Common Stock, which shares had been pledged to secure the non-recourse obligation, except as to the pledged shares.

         Mr. LeBow is a director of Liggett. He is Chairman of the Board and Chief Executive Officer of New Valley, BGLS and NV Holdings. Mr. Lampen, an executive officer of the Company and BGLS, is an executive officer and director of New Valley.


Defined Benefit or Actuarial Plan Disclosure

          BGLS sponsors the Retirement Plan For Salaried Non-Bargaining Unit Employees (the "Retirement Plan") of Liggett, which is a noncontributory, defined benefit plan. Each salaried employee of the participating companies becomes a participant on the first day of the month following one year of employment with 1,000 hours of service and the attainment of age 21. A participant becomes vested as to benefits on the earlier of his attainment of age 65, or upon completion of five years of service. Benefits become payable on a participant's normal retirement date, age 65, or, at the participant's election, at his early retirement after he has attained age 55 and completed ten years of service. A participant's annual benefit at normal retirement date is equal to the sum of: (A) the product of: (1) the sum of: (a) 1.4% of the participant's average annual earnings during the five-year period from January 1, 1986 through December 31, 1990 not in excess of $19,500 and (b) 1.7% of his average annual earnings during such five-year period in excess of $19,500 and (2) the number of his years of credited service prior to January 1, 1991; (B) 1.55% of his annual earnings during each such year after December 31, 1990, not in excess of $16,500; and (C) 1.85% of his annual earnings during such year in excess of $16,500. The maximum years of credited service is 35. If hired prior to January 1, 1983, there is no reduction for early retirement. If hired on or after January 1, 1983, there is a reduction for early retirement equal to 3% per year for the number of years prior to age 65 (age 62 if the participant has at least 20 years of service) that the participant retires. The Retirement Plan also provides benefits to disabled participants and to surviving spouses of participants who die prior to retirement. Benefits are paid in the form of a single life annuity, with optional actuarially equivalent forms of annuity available. Payment of benefits is made beginning on the first day of the month immediately following retirement. As of December 31, 1993, the accrual of benefits under the plan for Liggett employees was frozen.

          As of December 31, 1997, none of the named executive officers was eligible to receive any benefits under the Retirement Plan.

         Under certain circumstances, the amount of retirement benefits payable under the Retirement Plan to certain employees may be limited by the federal tax laws. Any Retirement Plan benefit lost due to such a limitation will be made up by BGLS through a non-qualified supplemental retirement benefit plan. BGLS has accrued, but not funded, amounts to pay benefits under this supplemental plan.


Board Compensation Committee Report on Executive Compensation

          Compensation arrangements for the Company's executive officers are usually negotiated on an individual basis between Mr. LeBow and each executive. The Company's executive compensation philosophy is to base management's pay, in part, on achievement of the Company's goals, to provide incentives to enhance stockholder value, to provide competitive levels of compensation, to recognize individual initiative and achievement and to assist the Company in attracting talented executives to a challenging and demanding environment and to retain such executives for the benefit of the Company and its subsidiaries. Compensation arrangements for the Company's executive officers are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for management talent. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, and any increased responsibilities assumed by the executive. Bonus arrangements of certain executive officers are fixed by contract and are not contingent. The Company, from time to time, considers the payment of discretionary bonuses to its executive officers. Bonuses are determined based, first, upon the level of achievement by the Company of its goals and, second, upon the level of personal achievement by such executive officers.

         The compensation package of Mr. LeBow was negotiated and approved by the independent members of the Board in February 1992. The compensation of Mr. LeBow is set forth in an employment agreement between Mr. LeBow and the Company and is restricted by the BGLS Indenture. See "Employment Agreements", above. In 1998, Mr. LeBow was also granted certain stock options, subject to stockholder approval. See "Approval of Brooke Group Ltd. 1998 Long-Term Plan - 1998 Stock Option Grants Under the Plan".

          The compensation package of Mr. Fulford, as Chairman of the Board, President and Chief Executive Officer of Liggett, was negotiated and approved by the Board of Directors of Liggett in September 1996. The compensation of Mr. Fulford is set forth in an employment agreement between Mr. Fulford and Liggett. See "Employment Agreements", above.

          In 1993, Section 162(m) was added to the Internal Revenue Code of 1986, as amended (the "Code"). This Section generally provides that no publicly held company shall be permitted to deduct compensation in excess of $1 million paid in any taxable year to its chief executive officer or any of its four other highest paid officers unless: (i) the compensation is payable solely on account of the attainment of performance goals; (ii) the performance goals are determined by a compensation committee of two or more outside directors; (iii) the material terms under which compensation is to be paid are disclosed to and approved by the stockholders of the Company; and (iv) the compensation committee certifies that the performance goals were met. This limitation is applicable to the compensation paid by the Company to the Chairman in 1997. The effect of the Code Section 162(m) limitation is substantially mitigated by the Company's net operating losses, although the amount of any deduction disallowed under Code
Section 162(m) could increase the Company's alternative minimum tax by up to 2% of such disallowed amount. For information relating to the Company's net operating losses, see Note 12 to the Company's Consolidated Financial Statements, which Note is set forth in the Annual Report enclosed herewith.

          The foregoing information is provided by the Compensation Committee of the Company.

                                                         Robert J. Eide
                                                         Jeffrey S. Podell

Performance Graph

          The following graph compares the total annual return of the Company's Common Stock, the S&P 500 Index, the S&P MidCap 400 Index and the S&P Tobacco Index for the five years ended December 31, 1997. The graph assumes that $100 was invested on December 31, 1992 in the Company's Common Stock and each of the indices, and that all dividends were reinvested. Information for the Company's Common Stock includes (i) the value of the October 7, 1993 distribution to the Company's stockholders of SkyBox International Inc. ("SkyBox") common stock assuming such stock was held until April 30, 1995 (the date on which Marvel Entertainment Group, Inc. completed its acquisition of SkyBox pursuant to, among other things, a cash tender offer of $16 per share) and the proceeds from the tender offer were reinvested on that date in the Company's Common Stock; and
(ii) the value of the February 13, 1995 distribution to the Company's stockholders of MAI common stock, assuming such stock was held until December 31, 1997.



                             [GRAPH TO BE INSERTED.]


                                12/92        12/93         12/94         12/95        12/96      12/97
                                -----        -----         -----         -----        -----      -----
Brooke Group Ltd.                100           305          537         1,839         1,077     1,925
S&P 500                          100           110          112           153           188       251
S&P MidCap                       100           114          110           138           172       227
S&P Tobacco                      100            78           85           134           170       211


Certain Relationships and Related Transactions

         On December 16, 1996, the Company entered into a Stock Option Agreement (the "Agreement") with Howard M. Lorber, a consultant who serves as a director and President of New Valley. The Agreement granted such consultant non-qualified stock options to purchase 1,000,000 shares of the Company's Common Stock at an exercise price of $1.00 per share. The options, which have a ten-year term, vest and become exercisable in six equal annual installments beginning on July 1, 1997. Pursuant to the Agreement, Common Stock dividend equivalents are paid on each vested and unexercised option. During 1997 and in 1998, the consultant has received consulting fees of $40,000 per month from the Company and a subsidiary. In January 1998, the consultant and the Company entered into an amendment to his consulting agreement whereby he is entitled on an annual basis to receive additional payments in an amount necessary to reimburse him, on an after-tax basis, for all applicable taxes incurred by him during the prior calendar year as a result of the grant to him, or vesting, of a 1994 award of

500,000 restricted shares of the Company's Common Stock, a 1995 award of 500,000 options to acquire shares of the Company's Common Stock and the 1996 award of 1,000,000 options pursuant to the Agreement. The consultant received an additional consulting payment of $425,000 in January 1998, which the consultant and the Company have agreed will constitute full satisfaction of the Company's obligations under the amendment with respect to 1997.

         In 1995, the Company and New Valley entered into an expense sharing agreement pursuant to which certain lease, legal and administrative expenses are allocated to the entity incurring the expense. The Company was reimbursed $375,000 under this agreement for the year ended December 31, 1997.

         On December 18, 1996, New Valley loaned BGLS $990,000 under a short-term promissory note due January 31, 1997 and bearing interest at 14% per annum. On January 2, 1997, New Valley loaned BGLS an additional $975,000 under another short-term promissory note due January 31, 1997 and bearing interest at 14% per annum. Both loans, including interest, were repaid on January 31, 1997. In August 1998, New Valley made a one-year $950,000 loan to BGLS which bears interest at 14% per annum.

         On January 31, 1997, Brooke (Overseas) Ltd. ("BOL"), a wholly-owned subsidiary of the Company, entered into a stock purchase agreement (the "Purchase Agreement") with New Valley, pursuant to which BOL sold 99.1% of the shares (the "BML Shares") of the common stock of BrookeMil Ltd. ("BML"), a subsidiary of BOL engaged in real estate development in Russia, to New Valley. New Valley paid a purchase price of $55 million, consisting of $21.5 million in cash and a $33.5 million 9% promissory note of New Valley (the "Note"). The Note has been paid in full. The transaction was approved by the independent members of the Board of BOL. BOL retained independent legal counsel in connection with the evaluation and negotiation of the transaction. See Item 1. "Business - Brooke (Overseas) Ltd. - Sale of BrookeMil Ltd." as well as Notes 4 and 16 to the Company's Consolidated Financial Statements for information concerning the transaction and a pending lawsuit relating to New Valley's purchase of the BML Shares, each of which is set forth in the Annual Report enclosed herewith.

         Richard S. Ressler, the beneficial owner of more than 5% of the Company's Common Stock and a director of New Valley until September 1997, is Chairman of the Board and the beneficial owner of 16.8% of the shares of MAI Systems Corporation ("MAI"), which in 1996 entered into certain arrangements with Ladenburg, whereby MAI has sold computer and software products and has been providing related professional and support services to Ladenburg. During 1997, Ladenburg paid MAI, in the aggregate, approximately $610,000 for such products and services. In addition, during 1997, Ladenburg paid another company controlled by Mr. Ressler approximately $143,000 for communications services.

         In March 1997, New Valley acquired a membership interest in Orchard/JFAX Investors, LLC, of which Mr. Ressler serves as a managing member, for $1 million. The LLC holds a controlling interest in a provider of telecommunication services.

         As of the Record Date, AIF II, L.P. and an affiliated investment manager, Lion Advisors, L.P., on behalf of a managed account (the "Apollo Holders") were the beneficial owners of 8.9% of the Company's Common Stock and held $97,239,000 principal amount of the BGLS Notes. On March 2, 1998, the Company entered into an agreement with the Apollo Holders in which the Apollo Holders agreed to defer the payment of interest on the BGLS Notes held by them, commencing with the interest payment that was due July 31, 1997, which they had previously agreed to defer, through the interest payment due July 31, 2000. The deferred interest payments will be payable at final maturity of the BGLS Notes on January 31, 2001 or upon an event of default under the Indenture for the BGLS Notes. In connection with the March 2, 1998 agreement with the Apollo Holders, the Company issued to the Apollo Holders a five-year warrant to purchase 2,000,000 shares of the Company's Common Stock at a price of $5.00 per share. The Apollo Holders were also issued a second warrant expiring October 31, 2004 to purchase an additional 2,150,000 shares of the Company's Common Stock at a price of $0.10 per share. The second warrant will become exercisable on October 31, 1999, and the Company will have the right under certain conditions prior to that date to substitute for that warrant a new warrant for 9.9% of the common stock of Liggett.

         The Company, New Valley and their affiliates have other business relationships with affiliates of the Apollo Holders. On January 11, 1996, New Valley acquired from an affiliate of the Apollo Holders eight shopping centers for $72.5 million. New Valley and pension plans sponsored by BGLS have invested in investment partnerships managed by an affiliate of the Apollo Holders. In February 1998, New Valley and Apollo Real Estate Investment Fund III, L.P. ("Apollo"), an affiliate of the Apollo Holders, organized Western Realty Development LLC ("Western Realty") to make real estate and other investments in Russia. In connection with the formation of Western Realty, New Valley agreed, among other things, to contribute to Western Realty the real estate assets of BML, and Apollo agreed to contribute up to $58 million. Western Realty has invested $20 million for a 30% profits interest in a company organized by BOL which will, among other things, acquire an interest in an industrial site and manufacturing facility being constructed on the outskirts of Moscow by a subsidiary of BOL. For additional information concerning Western Realty, see
Item 1. "Business - New Valley Corporation - Western Realty", as well as Note 2 to the Company's Consolidated Financial Statements, each of which is set forth in the Annual Report enclosed herewith.

         As of the Record Date, High River Limited Partnership ("High River") was the beneficial owner of 7.3% of the Company's Common Stock and an affiliate, Tortoise Corp., held $97,551,000 principal amount of the BGLS Notes. On January 16, 1998, the Company entered into a Stock Purchase Agreement under which High River purchased 1,500,000 shares of the Company's Common Stock at $6.00 per share for an aggregate purchase price of $9,000,000.

         For information concerning certain agreements and transactions between the Company, BGLS and New Valley relating to RJR Nabisco, see Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments - New Valley - Investment in RJR Nabisco" and
Note 3 and Note 17 to the Company's Consolidated Financial Statements, each of which is set forth in the Annual Report enclosed herewith.

         See also "Compensation Committee Interlocks and Insider Participation."

       APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board has adopted and declared advisable, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the Company's number of authorized shares of Common Stock from 40,000,000 shares to 100,000,000 shares.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The Common Stock has no preemptive rights. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Certificate of Incorporation with the Secretary of the State of Delaware.

         If the amendment to the Company's Certificate of Incorporation is approved, the increased number of authorized shares of Common Stock will be available for issuance, from time to time, for such purposes and consideration, and on such terms, as the Board may approve and no further vote of the stockholders of the Company will be sought, although certain issuances of shares may require stockholder approval in accordance with the requirements of The New York Stock Exchange or the Delaware General Corporation Law. Management believes that the limited number of currently authorized but unissued and unreserved shares of Common Stock may restrict the Company's ability to respond to business needs and opportunities. The availability of additional shares of Common Stock for issuance will afford the Company flexibility in the future by assuring that there will be sufficient authorized but unissued shares of Common Stock for possible acquisitions, financing requirements, stock splits and other corporate purposes. The Company has no definite plans for the use of the Common Stock for which authorization is sought.

         The existence of additional authorized shares of Common Stock could have the effect of rendering more difficult or discouraging hostile takeover attempts. The Company is not aware of any existing or planned effort on the part of any party to accumulate material amounts of voting stock, or to acquire the Company by means of a merger, tender offer, solicitation of proxies in opposition to management or otherwise, or to change the Company's management, nor is the Company aware of any person having made any offer to acquire the voting stock or assets of the Company.

         In addition to the 20,473,730 shares of Common Stock outstanding at the Record Date, the Board has reserved an aggregate of 12,273,868 additional shares for future issuance, consisting of the following: (a) 1,873,868 shares reserved for issuance upon exercise of options granted under stock option and consulting agreements entered into by the Company with employees and consultants of the Company and its subsidiaries; (b) 5,400,000 shares reserved for issuance upon exercise of other outstanding warrants and options; and (c) 5,000,000 shares reserved for issuance under the Brooke Group Ltd. 1998 Long-Term Incentive Plan (subject to stockholder approval at the Annual Meeting).

         As a result, the Company currently has only 7,252,402 authorized but unissued shares of Common Stock (including treasury shares), which are unreserved and available for future issuance.

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve this amendment to the Company's Certificate of Incorporation. As a result, shares with respect to which authority is withheld, abstentions and Broker Shares that are not voted will have the same effect as votes against this proposal.

         The Board recommends a vote FOR amending the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock.


           APPROVAL OF BROOKE GROUP LTD. 1998 LONG-TERM INCENTIVE PLAN


         The Board has approved and the Company has adopted, subject to stockholder approval, the Brooke Group Ltd. 1998 Long-Term Incentive Plan (the "Plan"). A general description of the basic features of the Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Plan which is appended in full to this Proxy Statement.

Purpose

         The purpose of the Plan is to further and promote the interests of the Company, its subsidiaries and its stockholders by enabling the Company to attract, retain and motivate officers, employees and consultants or those who will become officers, employees or consultants, and to align the interests of those individuals and the Company's stockholders. To do this, the Plan offers equity-based opportunities to provide such persons with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its subsidiaries.

Number of Shares

         The maximum number of shares of Common Stock as to which awards may be granted will not exceed 5,000,000 shares. During any calendar year, no individual may be granted stock options under the Plan to acquire more than 2,500,000 shares of Common Stock. In addition, during the term of the Plan, each individual participant may not receive awards of stock options, stock appreciation rights and/or restricted shares in excess of 2,500,000 shares. The limits on the numbers of shares described in this paragraph are subject to proportional adjustment to reflect certain stock changes, such as stock dividends and stock splits.

         If, however, any awards expire or terminate unexercised, the shares of Common Stock allocable to the unexercised or terminated portion of such award shall again be available for awards under the Plan to the extent of such expiration or termination, subject to certain limitations under the Plan.

Administration

         The administration, interpretation and operation of the Plan will be vested in a Committee of the Board (the "Committee"). Members of the Committee will serve at the pleasure of the Board, which may at any time remove or add members to it. No member of the Committee will be eligible to receive an award under the Plan. The day-to-day administration of the Plan may be carried out by officers and employees of the Company designated by the Committee. The Board has designated its Compensation Committee to administer the Plan.

Eligibility

         All officers, employees and consultants of the Company are eligible to receive awards under the Plan. Awards under the Plan will be made by the Committee. Awards will be made pursuant to individual award agreements between the Company and each participant.

Awards Under the Plan

         Introduction. Awards under the Plan may consist of stock options, stock appreciation rights or restricted shares, each of which is described below. All awards will be evidenced by an agreement approved by the Committee. In the discretion of the Committee, an eligible employee may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee. In the event of any change in the outstanding shares of Common Stock of the Company by reason of certain stock changes, including without limitation stock dividends and stock splits, the terms of awards and number of shares of any outstanding award may be equitably adjusted by the Board in its sole discretion. Except as set forth below under "1998 Stock Option Grants Under the Plan," no determination has been made as to future awards which may be granted under the Plan, although it is anticipated that future recipients of awards may include other current executive officers of the Company.

         Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase shares of Common Stock at a price fixed at the time the option is granted. Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the Plan, or in tandem with stock appreciation rights ("SARs").

         SARs entitle a participant to receive, upon exercise, cash, restricted shares or unrestricted shares of Common Stock, or any combination thereof, as provided in the relevant award agreement, with a value equal to (a) the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) the fair market value on the date the SAR was granted, multiplied by (b) the number of shares of Common Stock for which the SAR has been exercised.

         No SAR may be exercised until six months after its grant or prior to the exercisability of the stock option with which it is granted in tandem, whichever is later.

         The exercise price and other terms and conditions of such options will be determined by the Committee at the time of grant, and in the case of incentive stock options, such exercise price will not be less than 100 percent of the fair market value of the Common Stock on the date of the grant. No term of any incentive stock options shall exceed ten years after grant. An option or SAR grant under the Plan does not provide an optionee any rights as a shareholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

         Exercise of an option (or an SAR) will result in the cancellation of the related option (or SAR) to the extent of the number of shares in respect of which such option (or SAR) has been exercised. Unless otherwise determined by the Committee or provided in the relevant award agreement, stock options shall become exercisable over a three year period from the date of grant with 33 1/3% vesting on each anniversary of the grant in that time period.

         Payment for shares issuable pursuant to the exercise of an option may be made either in cash, or if permitted by the Committee, by tendering either a fully-secured promissory note or shares of Common Stock owned by a participant for at least six months with a fair market value at the date of exercise equal to the portion of the exercise price which is not paid in cash. The Committee may also allow participants to simultaneously exercise stock options and sell the shares of Common Stock acquired thereby, pursuant to a "cashless exercise" arrangement.

         Restricted Share Awards. Restricted share awards are grants of Common Stock made to a participant subject to conditions established by the Committee in the relevant award agreement. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement, but in no event shall restricted shares vest prior to six months after the date of grant. A participant may not sell or otherwise dispose of restricted stock until the conditions imposed by the Committee have been satisfied. Restricted share awards under the Plan may be granted alone or in addition to any other awards under the Plan. Restricted shares which vest will be reissued as unrestricted Common Stock.

         Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends will be treated as additional restricted shares.

Forfeiture Upon Termination

         Unless otherwise provided in the relevant award agreement or in a participant's then-effective employment agreement, if a participant's employment is terminated for any reason, any unexercisable option or SAR shall be forfeited and canceled by the Company. Such participant's right to exercise any then-exercisable option or SAR will terminate ninety days after the date of termination (but not beyond the stated term of such stock option or SAR); provided, however, the Committee may (to the extent options and/or SARs were exercisable on the date of termination) extend such periods, but not beyond the stated term of such option and/or SAR. If a participant dies, becomes totally disabled or retires, such participant (or the estate or other legal representative of the participant), to the extent the options of SARs are exercisable immediately prior to the date of death, total disability or retirement, will be entitled to exercise any stock options or SARs for a one year period following such death, disability or retirement, but not beyond the stated term of such option or SAR.

         If a participant's employment is terminated for any reason (other than due to death, total disability or retirement) prior to the satisfaction and/or lapse of the restrictions, terms and conditions, applicable to any grant of restricted shares, such restricted shares, will be immediately forfeited by such participant; provided, however, that the Committee may, in its sole discretion, determine within ninety days after such termination that all or a portion of such restricted shares, shall not be so forfeited. In the case of death, total disability or retirement, the participant (or the estate or other legal representatives of the participant) shall become 100% vested in any restricted shares as of the date of termination.

Amendment, Suspension or Termination of the Plan

         The Board of Directors may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time in such respects as the Board may deem advisable to insure that any awards conform to or otherwise reflect any change in applicable law or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any subsidiary. No amendment, suspension or termination by the Board of Directors shall (a) materially adversely affect the rights of any option, SAR or restricted share grants, without the consent of such participant, or (b) make any change that would disqualify the Plan from the benefits or entitlements to deductions provided under Sections 422 and 162(m) of the Code, respectively.

Certain Federal Income Tax Consequences of the Plan

         Incentive Stock Options. Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. No income is recognized by the optionee upon the exercise of an incentive stock option if the holding period requirements contained in the Plan and in the Code are met, including the requirement that the optionee remain an employee of the Company (or a subsidiary) during the period beginning with the date of the grant of the option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised. The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

         Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the shares are disposed of by the optionee after the second anniversary of the date of grant of the option and after the end of the one-year period beginning on the day after the day the shares are issued to the optionee, any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the option price.

         Generally, if the shares are disposed of by the optionee in a taxable disposition within the two-year period beginning on the date of grant or within the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") equal to the amount of ordinary income realized by the optionee.

         If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

         Non-Qualified Stock Options. Upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions"), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price. Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares. For purposes of determining the amount of such gain or loss, the optionee's tax basis in the shares will be the fair market value of such shares on the exercise date.

         If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares. However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs within two years after the date of grant of the option or one year after the tendered shares were acquired, the tender of such shares in partial or full payment of the option price will be a taxable disposition with the tax consequences described above under the caption "Incentive Stock Options" for taxable dispositions within two years after the date of grant of the option or within one year after shares are acquired upon the exercise of an incentive stock option.

         If the optionee tenders shares upon the exercise of an option which would result in the receipt of compensation by the optionee, as described above under the caption "Non-Qualified Stock Options", the optionee will recognize compensation taxable as ordinary income and the Company will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption "Limits on Deductions") in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

         Stock Appreciation Rights. Generally, upon the grant of a stock appreciation right, an optionee will not realize any income. At the time a stock appreciation right is exercised, an optionee will realize compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to any cash received (before applicable withholding) plus the fair market value on the exercise date of any shares of Common Stock received. The optionee's tax basis in any such shares received upon the exercise of a stock appreciation right will be the fair market value of such shares on the exercise date and the holding period of such shares for capital gain purposes will begin on such date.

         Restricted Stock. An employee will not realize any income upon an award of Restricted Stock. At the time the terms and conditions applicable to a share of Restricted Stock are satisfied, an employee will realize compensation taxable as ordinary income, and the Company will be entitled to a deduction, equal to the then fair market value of the shares of unrestricted Common Stock received by the employee. The employee's tax basis for any such shares of Common Stock would be their fair market value on the date such terms and conditions are satisfied.

         An employee who receives an award of shares of Restricted Stock may irrevocably elect under Section 83(b) of the Code to report compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such shares of Restricted Stock (determined without regard to any restrictions thereon) on the date of the transfer of such shares to the employee upon such award. Such an election must be made by the employee not later than 30 days after the date of such award. If such an election is made, no income would be recognized by the employee (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The employee's tax basis for the shares of Restricted Stock received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the Restricted Stock (determined without regard to any restrictions thereon) on the date of such award. If an employee makes such an election and subsequently all or part of the award is forfeited, the employee will not be entitled to a deduction as a result of such forfeiture.

         Limits on Deductions. Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that compensation which is performance-based will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation. The ability of the

Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

         The Company has structured the Plan so that any compensation for which the Company may claim a deduction in connection with the exercise of non-qualified stock options and related SARs and the disposition by an optionee of shares acquired upon the exercise of incentive stock options may be performance-based within the meaning of Section 162(m) of Code. Because the restricted share awards under the Plan are not deemed to be performance-based under Section 162(m) of the Code, amounts for which the Company may claim a deduction upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

         The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

1998 Stock Option Grants Under the Plan

         On July 20, 1998, the Company granted a non-qualified stock option to each of Bennett S. LeBow and Howard M. Lorber (the "Option Holders") pursuant to the Plan. The grant of the options to the Option Holders is conditioned upon the approval of the Plan by the Company's stockholders. Under the options, Messrs. LeBow and Lorber have the right to purchase 2,500,000 shares and 500,000 shares, respectively, of the Company's Common Stock at an exercise price of $9.75 per share (the fair market value of a share of Common Stock on the date of grant). The options have a ten-year term and become exercisable as to one-fourth of the aggregate shares covered thereby on each of the first four anniversaries of the date of grant. However, any then unexercisable portion of the option will immediately vest and become exercisable upon (i) the occurrence of a "Change in Control," or (ii) the termination of the Option Holder's employment or consulting arrangement with the Company due to death or disability. Upon the termination of the Option Holder's employment or consulting arrangement for any reason, any then unexercisable portion of the option will be forfeited and cancelled by the Company. The Option Holder's right to exercise any then exercisable portion of the option will terminate nine months after his date of termination (but not beyond the stated term of the option). If an Option Holder dies or becomes disabled, such Option Holder (or his estate or other legal representative), to the extent the option is exercisable immediately prior to the date of his death or disability, will be entitled to exercise the option for a one-year period following the date of his death or disability (but not beyond the stated term of the option).


                                   * * * * * *

         At the Record Date, the total number of outstanding shares of Common Stock was 20,473,730 shares. The closing price of the Common Stock on the Record Date on The New York Stock Exchange was $_______ per share.

Effective Date

         The Plan became effective on May 8, 1998, the date of its adoption by the Board of Directors, subject to stockholder approval. The Plan will terminate on December 31, 2007, except with respect to awards then outstanding. After such date no further awards will be granted under the Plan unless the Plan is extended by the Board of Directors.

Approval of the Plan

         To become effective, the Plan must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal by the holders of the shares of Common Stock entitled to vote thereat.

         The Board recommends a vote FOR approval of the Plan.



                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP has been the independent auditors for the Company since December 1986 and will serve in that capacity for the 1998 fiscal year unless the Board deems it advisable to make a substitution. It is expected that one or more representatives of such firm will attend the Annual Meeting and be available to respond to any questions. These representatives will be given an opportunity to make statements at the Annual Meeting if they so desire.

                                  MISCELLANEOUS

1997 Annual Report on Form 10-K

         The Company has mailed, with this proxy statement, a copy of the Annual Report to each stockholder as of the Record Date. If a stockholder requires an additional copy of the Annual Report, the Company will provide one, without charge, on the written request of any such stockholder addressed to the Company's Secretary at Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires directors and executive officers of the Company, as well as persons who own more than 10% of a registered class of the Company's equity securities (the "Reporting Persons"), to file reports of initial beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Such Reporting Persons are also required by SEC regulations to furnish the Company with copies of all such reports that they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during and with respect to the fiscal year ended December 31, 1997, all Reporting Persons have timely complied with all filing requirements applicable to them.


Stockholder Proposals for the 1999 Annual Meeting

         Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders of the Company pursuant to Rule 14a-8 under the Securities Exchange of 1934 must be received by the Company at its principal executive offices, 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131,
Attention: Marc N. Bell, Secretary, on or before May 19, 1999 in order to be included in the Company's proxy statement and accompanying proxy card relating to that meeting. Notice of a stockholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely unless submitted by August 2, 1999.

Other Matters

         The cost of this solicitation of proxies will be borne by the Company. In addition to the use of the mails, some of the directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone. The Company will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for customary and reasonable expenses incurred in forwarding soliciting material to the beneficial owners of Common Stock.

         The Board knows of no other matters which will be presented at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, the proxy solicited by this proxy statement will be voted in accordance with the judgment of the person or persons holding such proxy.




                                           By Order of the Board of Directors,




                                           Bennett S. LeBow
                                           Chairman of the Board of Directors


Dated: September 15, 1998

                                BROOKE GROUP LTD.

                          1998 LONG-TERM INCENTIVE PLAN

                                    * * * * *


         1. Purpose. The purpose of the 1998 Long-Term Incentive Plan (the "Plan") is to further and promote the interests of Brooke Group Ltd. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate officers, employees and consultants or those who will become officers, employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers equity-based opportunities providing such officers, employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

         2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  2.1 "Award" means an award or grant made to a Participant under Sections 6, 7 and/or 8 of the Plan.

                  2.2 "Award Agreement" means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

                  2.3 "Board" means the Board of Directors of the Company, as constituted from time to time.

                  2.4 "Code" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.5 "Committee" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

                  2.6 "Common Stock" means the Common Stock, par value $.10 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

                  2.7 "Company" means Brooke Group Ltd., a Delaware corporation, or any successor corporation to Brooke Group Ltd.

                  2.8 "Disability" means disability as defined in the Participant's Award Agreement or then effective employment agreement, or if the Participant's Award Agreement does not define disability, or if the Participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.8, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

                  2.9 "Exchange Act" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

                  2.10 "Fair Market Value" means on, or with respect to, any given date(s), the closing price of the Common Stock, as reported on the consolidated transaction reporting system for the New York Stock Exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

                  2.11 "Incentive Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.12 "Non-Qualified Stock Option" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

                  2.13 "Participant" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

                  2.14 "Plan" means the Brooke Group Ltd. 1998 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

                  2.15 "Restricted Shares" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

                  2.16 "Retirement" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

                  2.17 "Stock Appreciation Right" means an Award described in
Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

                  2.18 "Subsidiary(ies)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain, or any "subsidiary" of the Company as defined in Rule 405 under the Securities Act of 1933, as amended.

         3.       Administration.

                  3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Outside Directors (within the meaning of Code Section 162(m) and the regulations promulgated thereunder) of the Company. No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

                  3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

                  3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

         4.       Term of Plan/Common Stock Subject to Plan.

                  4.1 Term. The Plan shall terminate on December 31, 2007, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

                  4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 5,000,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

                  4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section
4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, and the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

         5. Eligibility. Individuals eligible for Awards under the Plan shall consist of all officers, employees and consultants, or those who will become such officers, employees or consultants, of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company.

         6.       Stock Options.

                  6.1 Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options, or Non-Qualified Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

                  6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                  6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

                  6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or
(c) some other form of payment acceptable to the Committee. The Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

                  6.6 Exercisability. In respect of any Stock Option granted under the Plan, unless otherwise provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

                  o 33%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

                  o 66%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and

                  o 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries.

                  6.7 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

         7.       Stock Appreciation Rights.

                  7.1 Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

                  7.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

                  7.3 Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

                  7.4 Date of Exercisability. Unless otherwise provided in the Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisability of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

                  7.5 Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

                  7.6 Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

         8.  Restricted Shares.

                  8.1 Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Brooke Group Ltd. 1998 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and Brooke Group Ltd. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Brooke Group Ltd., 100 S.E. Second Street, Miami Florida 33131. Brooke Group Ltd. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Brooke Group Ltd. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

                  8.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

                  8.3 Restriction Period. In accordance with Sections 8.1 and
8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

                  8.4 Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

                  8.5 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

         9. Deferral Elections/Tax Reimbursements/Other Provisions.

                  9.1 Deferrals. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement, or earn out of any Award made under the Plan.

                  9.2 Maximum Yearly Awards. The maximum annual Common Stock amounts in this Section 9.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 2,500,000 underlying shares of Common Stock. In addition, during the Term of the Plan, each individual Participant may not receive Awards of Options, Stock Appreciation Rights and/or Restricted Shares exceeding one-half of the maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan as provided in Section 4.2.

         10. Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

         11.   Termination of Employment.

               11.1 General. Except as is otherwise provided (a) in the relevant Award Agreement as determined by the Committee (in its sole discretion), or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

                           11.1.1 Options/SARs. If a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 11.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate ninety (90) days after the date of such termination (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4) and thereafter such Stock Options or Stock Appreciation Rights shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or

         Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options and/or Stock Appreciation Rights, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4).

                           11.1.2 Restricted Shares. If a Participant's employment with the Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 11, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so cancelled and forfeited. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall become 100% vested in any such Participant's restricted Shares as of the date of any such termination.

         12. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

         13.  Changes in Capitalization and Other Matters.

                  13.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof,
(d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

                  13.2 Recapitalization Adjustments. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

                  13.3  Certain Mergers.

                           13.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock

         Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 13.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be.

                           13.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in Section 13.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

                           13.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

                           13.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

         14.      Amendment, Suspension and Termination.

                  14.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, or Restricted Share grants, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

                  14.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, or (b) the date or dates as of which such Restricted Share grants shall become vested. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

         15.      Miscellaneous.

                  15.1 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

                  15.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

                  15.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Award or Award Agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

                  15.4 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

                  15.5 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  15.6 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

                  15.7 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

                  15.8 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

                  15.9 Loans. Subject to applicable law, the Committee may provide, pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 15.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

                  15.10 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

                  15.11 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

                                BROOKE GROUP LTD.

                                      PROXY

                 SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT
                     THE 1998 ANNUAL MEETING OF STOCKHOLDERS
                              OF BROOKE GROUP LTD.


         The undersigned stockholder of Brooke Group Ltd. (the "Company") hereby constitutes and appoints Joselynn D. Van Siclen and Marc N. Bell, attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the 1998 Annual Meeting of Stockholders of the Company, a Delaware corporation, to be held at __________________________, Miami, Florida 33131 on Thursday, October 15, 1998 at 11:00 a.m. local time, and at any adjournments or postponements thereof, with respect to the following on the reverse side of this proxy card and, in their discretion, on such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

                (TO BE CONTINUED AND SIGNED ON THE REVERSE SIDE)


[x]      PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.

Item 1.  Election of Directors:

         FOR all nominees named at right (except as indicated to the contrary) [   ]

         WITHHOLD AUTHORITY to vote for all nominees named at right [   ]

         Nominees:         Robert J. Eide, Bennett S. LeBow, Jeffrey S. Podell and Jean E. Sharpe

         (INSTRUCTION:     To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

---------------------------------------------------------------------------------------------------------

Item 2. Proposal to increase authorized Common Stock to 100,000,000 shares.

                  [   ] FOR                 [   ] AGAINST              [   ]    ABSTAIN

Item 3.  Proposal to approve Brooke Group Ltd. Long-Term Incentive Plan.

                  [   ] FOR                 [   ] AGAINST              [   ]    ABSTAIN


         If not otherwise directed, this proxy will be voted FOR the election of the nominees, FOR the increase in the authorized Common Stock and FOR the approval of the Long-Term Incentive Plan.

         The Board of Directors recommends a vote FOR all nominees in Item 1 and FOR the approval of Items 2 and 3.

PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTPAID ENVELOPE.


Signature ____________________ Date __________ Signature _____________________ Date _____________
                                                             IF HELD JOINTLY

NOTE: Please sign exactly as your name appears hereon. If signing as attorney, administrator, trustee, guardian or the like, please give full title as such. If signing for a corporation, please give your title.